Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events

On July 10, 2024, the Company paid regular quarterly and special dividends of $3,108 to all shareholders of record as of June 25, 2024 (Note 11).

On August 5, 2024, the Company declared a quarterly dividend of $0.25 per share for the second quarter of 2024, payable on or about October 10, 2024 to all shareholders of record as of September 27, 2024.

As of the date of this report, the Company has repurchased 86,903 of its outstanding common shares at an average price of approximately $10.20 for a total of $886, inclusive of commissions and fees. All the repurchased shares have been cancelled. The Company has currently 20,611,924 shares issued and outstanding.